                                                                  Exhibit 10(AA)

                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------

                                  ARRANGED BY

                               MELLON BANK, N.A.

          This AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment and
                                                            -------------
Restatement"), is made and entered into as of August 28, 2000, among SIERRA
-----------
PACIFIC POWER COMPANY (the "Company"), MELLON BANK, N.A. ("Mellon"), in its
                            -------                        ------
capacity as administrative agent under the Credit Agreement described below (the "Administrative Agent"), the financial institutions listed on the signature
 --------------------
pages hereto under the caption "Continuing Lenders" (the "Continuing Lenders")
                                                          ------------------
and the financial institutions, if any, listed on the signature pages hereto under the caption "New Lenders" (the "New Lenders"; the Continuing Lenders and
                                      -----------
the New Lenders are hereinafter collectively referred to as the "Lenders").
                                                                 -------

                                   RECITALS
                                   --------

          A. The Company, Mellon, in its capacity as Administrative Agent, First Union National Bank and Wells Fargo Bank, N.A., in their capacity as syndication agents, and the other financial institutions listed on the signature pages thereto have entered into a Credit Agreement, dated as of June 24, 1999 (as amended, modified and supplemented through but excluding the date hereof, the "Credit Agreement").
     ----------------

          B. The Company desires, and the Administrative Agent and the Lenders are willing, upon the terms set forth in this Amendment and Restatement, to amend the Credit Agreement as set forth herein and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments set forth below.

          NOW, THEREFORE, in consideration of the foregoing, the premises and mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby (i) agree that the Credit Agreement shall be amended and restated in its entirety to read as set forth in the Credit Agreement with the amendments set forth below and (ii) further agree as follows:

          1.   Defined Terms.  Unless otherwise defined herein, capitalized
               -------------
terms used herein shall have the meanings given thereto in the Credit Agreement.

          2.   Effectiveness of this Amendment and Restatement.  So long as each
               -----------------------------------------------
of the following conditions shall be satisfied or waived by the Administrative Agent and the Lenders, this Amendment and Restatement shall become effective and the Credit Agreement shall be amended and restated as provided herein at 9:00 A.M. (Pacific time) (the "Effective Time") on August 28, 2000 (the "Effective
                          --------------                            ---------
Date"):
----

          (a) Execution of Amendment and Restatement.  The Company and the
              --------------------------------------
     Lenders shall have executed a copy of this Amendment and Restatement (whether the same or different copies) and shall have delivered the same to the Administrative Agent.

          (b) No Litigation.  The Administrative Agent and the Lenders shall be
              -------------
     satisfied that, immediately prior to the Effective Time, no judgment, order, injunction or other restraint shall have been issued or filed which restrains, and no hearing seeking injunctive relief or other restraint is pending or has been noticed which seeks to restrain, the Company from consummating the transactions described in the Loan Documents or this Amendment and Restatement.

          (c) No Default; Representations and Warranties.  The Administrative
              ------------------------------------------
     Agent and the Lenders shall be satisfied that, immediately prior to the Effective Time and after giving effect to this Amendment and Restatement,
     (i) there shall exist no Default or Event of Default and (ii) the representations and warranties of the Company contained in the Loan Documents to which the Company is a party are true and correct in all material respects as of the Effective Time with the same effect as though such representations and warranties had been made on and as of the Effective Time (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date).

          (d) Corporate Proceedings.  All corporate and legal proceedings and
              ---------------------
     all instruments and agreements in connection with the transactions contemplated in this Amendment and Restatement and the other Loan Documents shall be satisfactory in form and substance to the Administrative Agent and the Lenders, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings and governmental approvals, if any, which any Lender reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

          (e) Amendment and Restatement Fee.  The Administrative Agent shall
              -----------------------------
     have received from the Company, for the account of each Lender that executed and delivered its counterpart to this Amendment and Restatement by 5:00 P.M. (Pacific time) on August 18, 2000, an amendment and restatement fee equal to the product of 0.25% and the amount of such Lender's Commitment at the Effective Time.

          (f) Arrangement Fee.  Mellon shall have received the arrangement fee
              ---------------
     set forth in the engagement letter dated June 12, 2000 from Mellon to Sierra Pacific Resources.

          (g) Other Payments.  The Administrative Agent and each Lender shall
              --------------
     have received all other amounts, if any, owing from the Company to such Person pursuant to the Credit Agreement through and including the Effective Date.

All the certificates and other documents and papers referred to in this Section 2, unless otherwise specified, shall be delivered to the Administrative Agent's counsel, White & Case LLP, at 633 West Fifth Street, 19/th/ Floor, Los Angeles, CA 90071, for the account of each of the Lenders and in sufficient counterparts for each of the Lenders and shall be satisfactory in form and substance to the Administrative Agent and the Lenders.

          3.   Amendment.  At the Effective Time,
               ---------

          (a) The defined term "Consolidated Net Income Available to Common" set
                                -------------------------------------------
     forth in Section 1.01 of the Credit Agreement shall be deleted in its entirety and the following shall be substituted therefor:

               ""Consolidated Net Income Available to Common" means, for any
                 -------------------------------------------
          period, the consolidated net income of the Borrower and its consolidated Subsidiaries before giving effect to any extraordinary non-cash gains or non-cash losses less consolidated preferred dividends accrued by the Borrower and its consolidated Subsidiaries, in each case for such period.".

          (b) The defined term "Revolving Termination Date" set forth in Section
                                --------------------------
     1.01 of the Credit Agreement shall be deleted in its entirety and the following shall be substituted therefor:

               ""Revolving Termination Date" means the earlier of (i) August 27,
                 --------------------------
          2001, or such date after August 27, 2001 to which the Commitments are extended in accordance with Section 2.06(e), and (ii) the date the Obligations and Commitments under this Agreement terminate, whether by prepayment, cancellation, acceleration or otherwise.".

          (c) Section 6.01(b) of the Credit Agreement shall be deleted in its entirety and the following shall be substituted therefor:

               "(a)  Fixed Charge Coverage Ratio.  The Borrower shall not permit
                     ---------------------------
          the Fixed Charge Coverage Ratio, determined as of the last day of each fiscal quarter set forth below for the period consisting of the four consecutive fiscal quarters ended on such last day, to be less than the ratio set forth opposite such last day:

               Fiscal Quarter Ended                           Ratio
               ----------------------                         ------
               September 30, 2000                             1.30:1
               December 31, 2000                              1.30:1
               March 31, 2001                                 1.35:1
               June 30, 2001 and each
               fiscal quarter ended thereafter                1.50:1.".

          4.   Representations and Warranties. The Company makes, as of the
               ------------------------------
Effective Date, each of the representations and warranties set forth in Article III of the Credit Agreement and such representations and warranties are, by this reference, incorporated herein as if set forth herein in their entirety, provided that references to "Loan Documents" shall, for purposes of this paragraph, be deemed to include this Amendment and Restatement.

          5.   Miscellaneous.
               -------------

          (a) Except as expressly modified by this Amendment and Restatement, the Credit Agreement shall continue to be and remain in full force and effect in accordance with its terms. Any future reference to the Credit Agreement shall, from and after the Effective Time, be deemed to be a reference to the Credit Agreement as amended and restated by this Amendment and Restatement.

          (b) This Amendment and Restatement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

          (c) THIS AMENDMENT AND RESTATEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW RULES.

          (d) This Amendment and Restatement may be executed by facsimile signature and each such signature shall be treated in all respects as having the same effect as an original signature.

          (e) The rules of construction set forth in Section 1.03 of the Credit Agreement are, by this reference, incorporated herein as if set forth in their entirety, provided that references to "this Agreement" in such section shall mean references to this Amendment and Restatement.



                                     *****

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed as of the date first above written.


                                        SIERRA PACIFIC POWER COMPANY



                                        By_______________________________
                                        Name:
                                        Title:




                                        MELLON BANK, N.A., as
                                           Administrative Agent



                                        By_______________________________
                                        Name:
                                        Title:

           [Signature Page to Amended and Restated Credit Agreement]

                                        Continuing Lenders
                                        ------------------

                                        MELLON BANK, N.A.



                                        By_______________________________
                                        Name:
                                        Title:





           [Signature Page to Amended and Restated Credit Agreement]

                                        FIRST UNION NATIONAL BANK



                                        By_______________________________
                                        Name:
                                        Title:





           [Signature Page to Amended and Restated Credit Agreement]

                                             WELLS FARGO BANK, N.A.



                                             By_______________________________
                                             Name:
                                             Title:




           [Signature Page to Amended and Restated Credit Agreement]

                                        BANK OF AMERICA, N.A.



                                        By_______________________________
                                        Name:
                                        Title:





           [Signature Page to Amended and Restated Credit Agreement]

                                        THE BANK OF NEW YORK



                                        By_______________________________
                                        Name:
                                        Title:




           [Signature Page to Amended and Restated Credit Agreement]

                                        BANK ONE, N.A.
                                        (Main Office-Chicago)



                                        By_______________________________
                                        Name:
                                        Title:




           [Signature Page to Amended and Restated Credit Agreement]

                                        CREDIT SUISSE FIRST BOSTON



                                        By_______________________________
                                        Name:
                                        Title:





           [Signature Page to Amended and Restated Credit Agreement]

                                        BNP PARIBAS



                                        By_______________________________
                                        Name:
                                        Title:



                                        By_______________________________
                                        Name:
                                        Title:





           [Signature Page to Amended and Restated Credit Agreement]

                                        UNION BANK OF CALIFORNIA, N.A.



                                        By_______________________________
                                        Name:
                                        Title:






           [Signature Page to Amended and Restated Credit Agreement]

                                        BAYERISCHE LANDESBANK
                                        GIROZENTRALE



                                        By_______________________________
                                        Name:
                                        Title:



                                        By_______________________________
                                        Name:
                                        Title:





           [Signature Page to Amended and Restated Credit Agreement]

                                        FLEET NATIONAL BANK



                                        By_______________________________
                                        Name:
                                        Title:





           [Signature Page to Amended and Restated Credit Agreement]

                                        FIRST SECURITY BANK OF NEVADA



                                        By_______________________________
                                        Name:
                                        Title:





           [Signature Page to Amended and Restated Credit Agreement]

                                        KBC BANK, N.V.



                                        By_______________________________
                                        Name:
                                        Title:



                                        By_______________________________
                                        Name:
                                        Title:





           [Signature Page to Amended and Restated Credit Agreement]

                                             U.S. BANK NATIONAL ASSOCIATION



                                             By_______________________________
                                             Name:
                                             Title:






           [Signature Page to Amended and Restated Credit Agreement]

                                        New Lenders
                                        -----------

                                        THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED



                                        By_______________________________
                                        Name:
                                        Title:





           [Signature Page to Amended and Restated Credit Agreement]